Exhibit 21.1

NEWS CORPORATION

List of Subsidiaries

Company Name	Jurisdiction
NEWS LIMITED	Australia
1Form Online Pty Ltd	Australia
A.C.N. 000 024 028 Pty. Limited	Australia
A.C.N. 067 052 386 Pty Limited	Australia
A.C.N. 105 222 026 Pty. Limited	Australia
A.C.N. 163 565 955 Pty Limited	Australia
ACPPS Pty Limited	Cayman Islands
Advertiser Newspapers Pty. Limited	Australia
Advertiser-News Weekend Publishing Company Pty. Limited	Australia
AH BR Pty Limited	Australia
Allied Press Limited	Papua New Guinea
atHome Group S.A.	Luxembourg
atHome International S.A.	Luxembourg
Australian Independent Business Media Pty Ltd	Australia
AWKO Pty. Limited	Australia
Bellevue Consulting Pty Limited	Australia
Binni Pty Limited	Australia
Brisbane Broncos (Licencee) Pty Limited	Australia
Brisbane Broncos Corporation Pty Ltd (Trustee)	Australia
Brisbane Broncos Corporation Trust	Australia
Brisbane Broncos Limited	Australia
Brisbane Broncos Management Corporation Pty Ltd	Australia
Brisbane Broncos Rugby League Club Ltd	Australia
Brisbane Professional Sports Investment Pty Ltd	Australia
Business Spectator Pty Ltd	Australia
Cairns Digital Media Pty Ltd	Australia
Careerone Services Pty. Limited	Australia
Carraroe Pty Limited	Australia
casa.it Srl	Italy
Chesterland Pty. Limited	Australia
CML Holdings No 1 Pty Limited	Australia
Consolidated Magazines Pty Limited	Australia
Consolidated Media Holdings Pty Limited	Australia
Courier Newspaper Holdings Pty Limited	Australia
Courier Newspaper Management Holdings Pty Limited	Australia
Courier Newspaper Operations Pty Ltd	Australia
Davies Brothers Pty. Limited	Australia
Double Bay Newspapers Pty Ltd	Australia
Duvir Holdings Pty. Limited	Australia
Eastern Suburbs Newspaper Partnership	Australia
EP Securities Pty. Limited	Australia
Eureka Report Pty Ltd	Australia
Fox Sports Australia BV	Netherlands
Fox Sports Australia Pty Limited	Australia
Fox Sports Pulse Pty Limited	Australia
Fox Sports Venue Pty Limited	Australia
FS (Australia) I Pty Limited	Australia

FS (Australia) II Pty Limited	Australia
Geelong Advertiser (Holdings) Pty. Limited	Australia
Geelong Newspapers Proprietary Limited	Australia
General Newspapers Pty Ltd	Australia
Gold Coast Publications Pty. Limited	Australia
Hub Online Global Pty. Ltd	Australia
IPKO Pty. Limited	Australia
KidsNewZealand Limited	New Zealand
Kidspot.com.au Pty Limited	Australia
Laurelgrove Pty Limited	Australia
Leader Associated Newspapers Pty. Limited	Australia
Leteno Pty. Limited	Australia
Local Search Technologies Limited	Ireland
Mancon Nominees Pty Limited	Australia
Manden Productions Pty Limited	Australia
Manpress Pty Limited	Australia
Media Cell Pty Ltd	Australia
Messenger Press Proprietary Limited	Australia
MH Finance Holdings Pty Limited	Australia
MH Finance Investments Pty Limited	Australia
MHLP Holdings No 1A Pty Limited	Australia
MHLP Holdings Pty Limited	Australia
Mirror Newspapers Pty. Limited	Australia
NAH Finance Pty Limited	Australia
National Rugby League Investments Pty. Limited	Australia
Nationwide News Pty. Limited	Australia
Nationwide Newspapers Pty. Limited	Australia
News (NAPI) Pty. Limited	Australia
News Australia Holdings Pty Limited	Australia
News Australia Pty Limited	Australia
News Classifieds Network (NCN) Pty. Limited	Australia
News Corp Australia Holdings Pty Limited	Australia
News Corp Australia Investments Pty Limited	Australia
News Corp Australia Pty Limited	Australia
News Digital Media Pty Limited	Australia
News Finance Pty.	Australia
News Life Media Pty Limited	Australia
News Magazines Operations Pty. Limited	Australia
News Pay TV Financing Pty Ltd	Australia
News Pay TV Investment Pty Ltd	Australia
News Pay TV Pty. Limited	Australia
News Print Media Pty Limited	Australia
News Publishers Holdings Pty. Limited	Australia
News Sports Programming Pty. Limited	Australia
News TV Magazines Pty. Limited	Australia
NL/HIA JV Pty Limited	Australia
ozhomevalue Pty Limited	Australia
Pacific Sports Holdings Pty Limited	Australia
Pacific Sports International Pty Limited	Australia
Pay TV Management Pty Limited	Australia
Pay TV Partnership	Australia
PBL Enterprises Pty Limited	Australia
PBL Film Holdings Pty Limited	Australia
PBL Management Pty Limited	Australia

PBL Media Holdings Shareholder Pty Limited	Australia
PBL MH Investments No 1 Pty Limited	Australia
PBL MH Investor Pty Limited	Australia
PBL MH2 Investor Pty Limited	Australia
PBL Pay TV Pty Limited	Australia
PBL Property Pty Limited	Australia
PBL Short Term Pty Limited	Australia
Perth Print Pty. Limited	Australia
Point Out Productions Pty Ltd	Australia
Post Courier Limited	Papua New Guinea
Primedia Limited	Hong Kong
Property Look Pty Limited	Australia
Property.com.au Pty Ltd	Australia
QP Ventures Pty. Limited	Australia
Queensland Entertainment Services Pty Ltd	Australia
Queensland Newspapers Pty. Limited	Australia
REA Austin Pty Ltd.	Australia
REA Group Consulting (Shanghai) Co. Limited	China
REA Group Europe Limited	United Kingdom
REA Group European Production Centre S.A.	Luxembourg
REA Group Hong Kong Ltd	Hong Kong
REA Group Ltd	Australia
REA HK Co Limited	Hong Kong
REA Italia Srl	Italy
REA US Holding Co. Pty Ltd	Australia
Realestate.com.au Pty Ltd	Australia
Robbdoc Pty Limited	Australia
Royal Children’s Hospital Good Friday Appeal Limited	Australia
Rugby International Pty. Limited	Australia
Sharland Pty Limited	Australia
SheSpot.com.au Pty Limited	Australia
Skeat Pty Limited	Australia
Sky Cable Pty Limited	Australia
South Pacific Post Pty Ltd	Papua New Guinea
Sport by Numbers Pty Ltd	Australia
Suburban Publications Pty Limited	Australia
Sunshine Coast Publishing Pty Ltd	Australia
Super League Pty. Limited	Australia
TCN Investments Pty Limited	Australia
Television Broadcasters Investments Pty. Ltd.	Australia
The Cairns Post Proprietary Limited	Australia
The Courier-Mail Children’s Fund Pty. Limited	Australia
The Geelong Advertiser Pty. Limited	Australia
The Herald and Weekly Times Pty. Limited	Australia
The North Queensland Newspaper Company Pty. Limited	Australia
Times Publications Holdings Pty Limited	Australia
United Media Pty. Limited	Australia
Web Effect Int. Pty. Limited	Australia
Wespre Pty. Limited	Australia
Windfyr Pty Limited	Australia
Winston Investments Pty. Limited	Australia

NEWS CORP INVESTMENTS UK & IRELAND	United Kingdom
Admacroft Limited	United Kingdom
Coldstreame Seafood Limited	United Kingdom
Eric Bemrose Limited	United Kingdom
Festival Records International Limited	United Kingdom
Handpicked Companies Limited	United Kingdom
KIP Limited	United Kingdom
Milkround Holdings Limited	United Kingdom
Milkround Limited	United Kingdom
Milkround OnLine Ltd.	United Kingdom
Milkround.com Limited	United Kingdom
News 2026 Limited	United Kingdom
News Australia Investments Pty Ltd	Australia
News Collins Holdings Limited	United Kingdom
News Collins Holdings Partnership	Australia
News Collins Limited	United Kingdom
News Corp Holdings UK & Ireland	United Kingdom
News Corp UK & Ireland Limited	United Kingdom
News Group Newspapers Limited	United Kingdom
News International Newspapers Limited	United Kingdom
News International Pension Trustees Limited	United Kingdom
News Ireland Limited	United Kingdom
News Logistics Limited	United Kingdom
News of the World Limited	United Kingdom
News Printers Assets Limited	United Kingdom
News Printers Group Limited	United Kingdom
News Printers Southern Limited	United Kingdom
News Promotions Limited	United Kingdom
News Property Three Limited	United Kingdom
News Solutions Limited	United Kingdom
News Telemedia Europe Limited	United Kingdom
News UK & Ireland Direct Limited	United Kingdom
News UK & Ireland Limited	United Kingdom
News UK & Ireland Newspapers Limited	United Kingdom
News UK & Ireland Recruitment Holdings Limited	United Kingdom
News UK & Ireland Trading Limited	United Kingdom
News UK Automotive Limited	United Kingdom
News UK Finance LLP	United Kingdom
Newsett Limited	United Kingdom
Newsprinters (Broxbourne) Limited	United Kingdom
Newsprinters (Eurocentral) Limited	United Kingdom
Newsprinters (Knowsley) Limited	United Kingdom
Newsprinters Limited	United Kingdom
NGN Editorial Pension Trustees Limited	United Kingdom
Secondpost Limited	United Kingdom
Secondpost.com Limited	United Kingdom
The Sun Limited	United Kingdom
The Sunday Times Limited	United Kingdom
The Sunday Times Whisky Club Limited	United Kingdom
The Times Limited	United Kingdom
The Times Literary Supplement Limited	United Kingdom
Times Crosswords Limited	United Kingdom
Times Media Limited	United Kingdom
Times Newspapers Holdings Limited	United Kingdom

Times Newspapers Limited	United Kingdom
Tower Trustees Limited	United Kingdom
WorKazoo Limited	United Kingdom
HARPERCOLLINS PUBLISHERS L.L.C.	United States of America
Grupo Nelson Inc.	United States of America
HarperCollins Christian Publishing, Inc.	United States of America
HarperCollins Mexico, SA de CV	Mexico
HarperCollins US LLC	United States of America
The Zondervan Corporation L.L.C.	United States of America
Thomas Nelson Export	United States of America
Thomas Nelson Sales Co., Inc.	United States of America
Vida Publishers L.L.C.	United States of America
Zondervan (Republica Dominicana) S.A	Dominican Republic
HARLEQUIN ENTERPRISES LIMITED	Canada
DEI CSEP Inc	United States of America
Editora HR Ltda.	Brazil
eHarlequin.ca Ltd	Canada
Harlequin Books S.A.	Switzerland
Harlequin Digital Sales Corp	United States of America
Harlequin Enterprises (Australia) Pty Ltd	Australia
Harlequin Enterprises (NZ) Limited 302883	New Zealand
Harlequin Enterprises II BV/Sarl	Luxembourg
Harlequin Holdings Inc.	United States of America
Harlequin Holdings S.A.	Switzerland
Harlequin Investments Ltd (Canada)	Canada
Harlequin Italia Srl	Italy
Harlequin Kft. (aka Harlequin Magyarország Korlátolt Felelősségű Társaság)	Hungary
Harlequin KK (aka Kabushiki Kaisha Harlequin)	Japan
Harlequin Magazines Inc.	United States of America
Harlequin Mondadori S.p.A.	Italy
Harlequin Products Inc.	United States of America
Harlequin Retail Inc.	United States of America
Harlequin S.A.	France
Harlequin Sales Corporation	United States of America
HarperCollins Germany GmbH	Germany
HarperCollins Iberica S.A.	Spain
HarperCollins Nordic AB	Sweden
HarperCollins Polska S.P. Z.o.o.	Poland
HARPERCOLLINS (UK)	United Kingdom
Authonomy Ltd	United Kingdom
BookArmy Limited	United Kingdom
Cobuild Limited	United Kingdom
Collins Bartholomew Limited	United Kingdom
Dolphin Bookclub Limited	United Kingdom
Fourth Estate Limited	United Kingdom
George Allen & Unwin (Publishers) Limited	United Kingdom
Harlequin (UK) Limited	United Kingdom
Harlequin Enterprises Limted (UK)	United Kingdom
Harlequin India Private Limited	India
HarperCollins Canada Limited	Canada
HarperCollins Investments (UK) Limited	United Kingdom
HarperCollins Publishers (Holdings) Pty. Limited	Australia
HarperCollins Publishers (New Zealand) Limited	New Zealand

HarperCollins Publishers Australia Pty. Limited	Australia
HarperCollins Publishers Holdings (New Zealand)	New Zealand
HarperCollins Publishers India Limited	India
HarperCollins Publishers Limited	United Kingdom
HarperCollins Publishers Ltd	Canada
HarperCollins Publishers Pension Trustee Co. Limited	United Kingdom
Leckie & Leckie Limited	United Kingdom
Letts Educational Limited	United Kingdom
Marshall Pickering Holdings Limited	United Kingdom
Mills & Boon Limited	United Kingdom
Pollokshields Printing Services Limited	United Kingdom
Thorsons Publishers Limited	United Kingdom
Thorsons Publishing Group Limited	United Kingdom
Times Books Group Limited	United Kingdom
Times Books Limited	United Kingdom
Unwin Hyman Limited	United Kingdom
William Collins Holdings Limited	United Kingdom
William Collins International Limited	United Kingdom
William Collins Sons & Company Limited	United Kingdom
NEWS PREFERRED HOLDINGS INC.	United States of America
Alesia Holdings, Inc.	United States of America
Amplify Education Holding, Inc.	United States of America
Amplify Education, Inc.	United States of America
Benevolus Holdings LLC	United States of America
Evergreen Trading Company L.L.C.	United States of America
FS Australia II LLC	United States of America
FS Australia Partnership	Australia
Heritage Media L.L.C.	United States of America
Heritage Media Management, Inc.	United States of America
Heritage Media Services L.L.C.	United States of America
Intel-Assess, Inc.	United States of America
Magpie Holdings, Inc.	United States of America
Mosaic Media Ventures Pvt. Ltd.	India
NC Finance Limited	Cayman Islands
NC Transaction, Inc.	United States of America
NCIH LLC	United States of America
News Alesia UK Limited	United Kingdom
News America Marketing FSI L.L.C.	United States of America
News America Marketing In-Store L.L.C.	United States of America
News America Marketing In-Store Services L.L.C.	United States of America
News America Marketing Interactive L.L.C.	United States of America
News America Marketing Properties L.L.C.	United States of America
News Australia Holdings LLC	United States of America
News Australia Holdings Partnership	Australia
News Corp Australia Partnership	Australia
News FHC Holdings, LLC	United States of America
News Finance Inc.	United States of America
News Group/Times Newspapers U.K., Inc.	United States of America
News Interactive Media Australia Pty Limited	Australia
News Limited of Australia, Inc.	United States of America
News Marketing Canada Corp.	Canada
News UK Finance Holdings I LLC	United States of America
News UK Finance Holdings II LLC	United States of America
NNC Insurance Services, Inc.	United States of America

NWS Digital Asia Pte. Limited	Singapore
NWS Digital India Private Limited	India
NYP Holdings, Inc.	United States of America
NYP Realty Corp.	United States of America
Ruby Newco LLC	United States of America
Smart Source Direct L.L.C.	United States of America
Storyful America, Inc.	United States of America
Storyful Limited	Ireland
Storyful Limited	Hong Kong
The Daily Holdings, Inc.	United States of America
MOVE, INC.	United States of America
Homebuilder.com (Delaware), Inc.	United States of America
Homestore, Inc.	United States of America
Move Sales, Inc.	United States of America
Moving.com, Inc.	United States of America
National New Homes Co., Inc.	United States of America
RealSelect, Inc.	United States of America
The Enterprise of America, Ltd	United States of America
Top Producer Systems Company	Canada
Welcome Wagon International Inc.	United States of America
DOW JONES & COMPANY, INC.	United States of America
Betten Financial News BV	Netherlands
DJBI, LLC	United States of America
Dow Jones & Company (Australia) PTY Limited	Australia
Dow Jones & Company (Malaysia) Sdn. Bhd.	Malaysia
Dow Jones & Company (Schweiz) GMBH	Switzerland
Dow Jones & Company (Singapore) PTE Limited	Singapore
Dow Jones (Japan) K.K.	Japan
Dow Jones Advertising (Shanghai) Co. Limited	China
Dow Jones AER Company, Inc.	United States of America
Dow Jones Business Interactive (U.K.) Limited	United Kingdom
Dow Jones Canada, Inc.	Canada
Dow Jones Chile Limitada	Chile
Dow Jones Colombia S.A.S.	Colombia
Dow Jones Consulting (Shanghai) Limited	China
Dow Jones Consulting India Private Limited	India
Dow Jones Distribution Co. (Asia), Inc.	United States of America
Dow Jones Do Brasil Serviços Econômicos Ltda.	Brazil
Dow Jones Haber Ajansi Anonim Sirketi	Turkey
Dow Jones Information Services International (HK) Ltd.	Hong Kong
Dow Jones International GMBH	Germany
Dow Jones International Ltd.	United Kingdom
Dow Jones Italia SRL	Italy
Dow Jones NBV Bulgaria EOOD	Bulgaria
Dow Jones Nederland BV	Netherlands
Dow Jones News GmbH	Germany
Dow Jones News Services (Proprietary) Limited	South Africa
Dow Jones Newswires Holdings, Inc.	United States of America
Dow Jones Publishing Company (Asia), Inc.	United States of America
Dow Jones Publishing Company (Europe), Inc.	United States of America
Dow Jones Services Limited	United Kingdom
Dow Jones Southern Holding Company, Inc.	United States of America
Dow Jones Trademark Holdings LLC	United States of America
Dow Jones Ventures V, Inc.	United States of America

Dow Jones WSJA Philippines, Inc.	Philippines
Dow Jones, L.P.	United States of America
eFinancialNews Holdings Limited	United Kingdom
eFinancialNews Inc.	United States of America
eFinancialNews Limited	United Kingdom
Factiva (Australia) Pty Limited	Australia
Factiva (France) S.A.R.L.	France
Factiva Business Information (Spain), S.L.	Spain
Factiva Finance LLC	United States of America
Factiva Finance Ltd.	Cayman Islands
Factiva Limited	United Kingdom
Factiva LLC	United States of America
Factiva, Inc.	United States of America
Generate Canada ULC	Canada
Generate, Inc.	United States of America
Hulbert Financial Digest, Inc.	United States of America
Kronberger Verlagsgesellschaft GmbH	Germany
MarketWatch, Inc.	United States of America
MF—Dow Jones News S.r.l.	Italy
Review Publishing Company Limited	Hong Kong
The Wall Street Journal Europe Holding, Inc.	United States of America
The Wall Street Journal Europe, SPRL	Belgium
VentureOne Corporation	United States of America
Wall Street Journal India Publishing Private Limited	India
WSJ Commerce Solutions, Inc.	United States of America